Note 3 - Acquisitions	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Business Combination Disclosure [Text Block]
3. Acquisitions

Campus Solutions Acquisition

On May 7, 2013, we entered into an Asset Purchase Agreement with Sallie Mae, Inc., or Sallie Mae, to purchase substantially all of the assets of Sallie Mae’s Campus Solutions business, or Campus Solutions, for consideration of approximately $47.3 million in cash, $5.2 million of which was deposited into escrow at closing.  We recorded a contingently returnable escrow receivable of $3.3 million at the time of the acquisition related to the amount which was deposited into escrow at closing.  All escrowed amounts have been released.

We completed the acquisition on May 7, 2013, and used borrowing available under our credit facility to pay the purchase price and related transaction costs.  The Campus Solutions business provides refund disbursement and payment processing solutions, including tuition payment plans, to education institutions.  The acquisition of the Campus Solutions business significantly increased the number of our higher education institution clients to whom we provide refund disbursement and payment processing services. The net assets and results of operations of the Campus Solutions business are included in our consolidated financial statements from May 7, 2013. Assets acquired and liabilities assumed were recorded at their fair values as of May 7, 2013.

During the year ended December 31, 2014, we recorded a measurement period adjustment which resulted in a change in the fair values attributed to the contingently returnable escrow receivable, intangible assets and goodwill. We have revised the comparative balance sheet as of December 31, 2013 to include the effect of the measurement period adjustment as if the accounting had been completed on the acquisition date. The fair value of the contingently returnable escrow receivable was reduced by $3.2 million and the fair values of intangible assets and goodwill were increased by $2.3 million and $0.9 million, respectively. The fair value of the contingently returnable escrow receivable decreased as a result of additional client contracts which were assigned to us, compared to our earlier assessments.  The remaining disclosures related to the acquisition of Campus Solutions have been updated to reflect this measurement period adjustment.

During the year ended December 31, 2014, we received $1.6 million from the amounts that were deposited into escrow. The determination of the amount that we would receive did not occur until after the measurement period related to the Campus Solutions acquisition ended and was based on facts and circumstances negotiated after the end of the measurement period. Also during the year ended December 31, 2014, we recorded an expense of $1.0 million in order to reflect an obligation we assumed to ensure sufficient assets were available to satisfy liabilities associated with the Campus Solutions tuition payment plan line of business. The net effect of these two transactions resulted in other income of $0.6 million being recorded during the year ended December 31, 2014.

Under the acquisition method of accounting, the total fair value of consideration transferred was allocated to Campus Solution’s net tangible and intangible assets based on their estimated fair values as of May 7, 2013. The fair value of consideration transferred was allocated as follows (in thousands):

Assets acquired:	May 7, 2013
Accounts receivable	$770
Contingently returnable escrow receivable	136
Fixed assets	92
Intangible assets	25,850
Goodwill	20,402
Total assets acquired and fair value of consideration transferred	$47,250

The following methods and inputs were utilized to determine fair value for the respective items:

Item	Valuation technique	Inputs
Contingently returnable escrow receivable	Probability-weighted future possible outcomes	Estimate of the contracts that will be assigned to us and the amount to be paid from escrow to us for each such contract
Completed technology	Income approach – relief from royalty	Estimated future revenue attributable to technology completed as of the acquisition date, royalty rate and discount rate
Customer relationships	Income approach – excess earnings	Estimated future revenues attributable to existing higher education institution clients as of the acquisition date, estimated income associated with such revenue, royalty rate and discount rate

The acquired intangible assets will be amortized each year based on a straight-line method over the estimated useful life of the asset.

	Weighted-average amortization period (in years)	Amount
Customer relationships	11	$23,130
Completed technology	3	2,720
Total acquired intangible assets	10	$25,850

Goodwill represents the excess of the fair value of consideration transferred for an acquired business over the fair value of the net tangible and intangible assets acquired. Goodwill exists in the transaction as a result of value beyond that of the tangible and other intangible assets, attributable to synergies that exist in the combined business, including a planned migration to a single technology platform. Goodwill of $20.2 million is deductible for tax purposes.

The Campus Solutions business does not constitute a separate operating segment. We have integrated the Campus Solutions business into our existing business. We have also concluded that our operating segment is a single reporting unit. Our single operating segment does not have any components that constitute a separate business for which discrete information will be available. We are operating the combined enterprise as one integrated business. Accordingly, the goodwill arising from the acquisition was assigned to our single operating segment and single reporting unit.
As a result of the change in our segment disclosure in 2015, we have revised our financial statements to include segment disclosures for the years ended December 31, 2014 and 2013. See Note 17 for further information. We reported revenues totaling approximately $13.2 million from the Campus Solutions acquisition from the acquisition date of May 7, 2013 through December 31, 2013.

Pro Forma Financial Information (Unaudited)

The financial information in the table below summarizes the combined results of operations of Campus Solutions and us on a pro forma basis. The financial information is presented as though the acquisition of Campus Solutions occurred on January 1, 2013. The pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of each of the periods presented. The pro forma financial information for all periods presented also includes amortization expense from acquired intangible assets, adjustments to interest expense, interest income and related tax effects.

in thousands (other than share and per share information)	Year Ended December 31, 2013
Revenues	$219,913
Net income	$11,034
Basic earnings per share	$0.24
Basic weighted average number of common shares outstanding	46,717,359
Diluted earnings per share	$0.23
Diluted weighted average number of common and common equivalent shares outstanding	48,368,365